UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

STAGWELL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13718	86-1390679

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Floor 65,
New York, NY 10007

(Address of principal executive offices) (Zip Code)

(646) 429-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreement and Stock Appreciation Rights Agreement with CEO

On December 14, 2021, Stagwell Inc. (the “Company”) and Mark Penn, Chief Executive Officer of the Company, entered into an Amended and Restated Employment Agreement (the “Amended Employment Agreement”). The Amended Employment Agreement extends the term of Mr. Penn’s employment with the Company until March 31, 2025. Pursuant to the terms of the Amended Employment Agreement, Mr. Penn’s annual base salary will increase from $1,000,000 to $1,060,000 effective January 1, 2022 and to $1,260,000 effective January 1, 2023.

In connection with the entry into the Amended Employment Agreement, on December 14, 2021, the Company granted Mr. Penn 1,500,000 stock appreciation rights (“SARs”) in respect of the Company’s Class A common stock (“Class A Common Stock”) under the Company’s 2016 Stock Incentive Plan (the “Plan”) and entered into a Stock Appreciation Rights Agreement (the “SARs Agreement”) with Mr. Penn. The grant of 1,312,000 of the SARs is subject to stockholder approval of an amendment to the Plan (A) to increase the number of shares of Class A Common Stock available for issuance under the Plan by at least 1,312,000 shares and (B) to remove the individual award limit in the Plan (the “Plan Amendment”). The Plan Amendment will be voted on at the Company’s 2022 annual meeting. The SARs have a base price of $8.27 per share and vest in three equal installments on each of the first three anniversaries of the date of grant.

The description of the Amended Employment Agreement in this Item 5.02 is qualified in it its entirety by reference to the terms of the Amended Employment Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The description of the SARs Agreement in this Item 5.02 is qualified in it its entirety by reference to the terms of the SARs Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Employment Agreement, dated December 14, 2021, by and between the Company and Mark Penn.

10.2	Stock Appreciation Rights Agreement, dated December 14, 2021, by and between the Company and Mark Penn.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2021

STAGWELL INC.

By:	/s/ Frank Lanuto
Frank Lanuto
Chief Financial Officer